UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CALIBERCOS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CaliberCos Inc.

8901 E. Mountain View Rd. Ste. 150

Scottsdale, Arizona 85258

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 30, 2026

9:00 a.m. Pacific Standard Time

To the Stockholders of CaliberCos Inc.:

You are cordially invited to attend the special meeting of stockholders (the "Special Meeting") of CaliberCos Inc. ("Caliber", "we", "our", "us", the "Company"), a Delaware corporation to be held on January 30, 2026, at 9:00 a.m. Pacific Standard Time, in virtual meeting format. You will be able to attend the Special Meeting in virtual format and vote online by accessing www.cleartrustonline.com/cwd and following instructions provided to you with these proxy materials and at such website.

At the Special Meeting, you will be asked to consider and act upon the following matters:

1. To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of shares of Class A common stock, par value $0.001 per share (“Class A Common Stock”), authorized for issuance thereunder from 100,000,000 to 500,000,000 (the “Shares Proposal”); and

2. To approve an amendment to the Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent (“Written Consent Proposal”); and

3. To approve an amendment of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to (i) increase the number of shares available for grant of awards by 1,000,000 shares and (ii) to incorporate provisions for annual increases under the 2024 Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2034, equal to 15% of the total shares of our Class A common stock outstanding on the last day of the immediately preceding calendar year (the “Plan Proposal”); and

4. The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to establish a quorum and/or solicit additional proxies if there are insufficient votes to adopt Proposal One, Proposal Two, or Proposal Three (the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on December 31, 2025, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 30, 2026: The Notice of Meeting, Proxy Statement, and Proxy Card are available at www.cleartrustonline.com/cwd.

By order of the Board of Directors,

John C. Loeffler, II
Chairman and Chief Executive Officer

Vote via the Internet:

Click on www.cleartrustonline.com/cwd and log-in using your 12-digit control code.

Vote by Mail:

Mark, sign and date your proxy card and return it in the envelope provided or return it to:

ClearTrust, LLC - Proxy Agent

16540 Pointe Village Dr., Ste 210

Lutz, Florida 33558

Vote by Email:

Email: inbox@cleartrusttransfer.com

Have your 12-digit control code and follow the instructions.

Vote by Phone:

Phone: 813-235-4490

Have your 12-digit control code and follow the instructions.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. Voting over the Internet, by mail, by email, or by telephone will ensure your representation at the Special Meeting regardless of whether or not you attend.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares during the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and provide it to ClearTrust, LLC no later than January 20, 2026, in order to vote.

CaliberCos Inc.

8901 E. Mountain View Rd. Ste. 150

Scottsdale, Arizona 85258

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CaliberCos Inc. a Delaware corporation (the “Company,” “Caliber,” “we,” “our” or “us”), of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Special Meeting will take place on January 30, 2026, beginning at 9:00 a.m. Pacific Standard Time. The Special Meeting will be held in virtual meeting format, which stockholders and proxyholders may access at ww.cleartrustonline.com/cwd. Enter your 12-digit control code and follow the instructions provided to you with these proxy materials or at such website.

We anticipate that this Proxy Statement, Notice of Meeting, and Proxy Card will be mailed to our stockholders commencing on or about January 8, 2026.

The purpose of the Special Meeting is to seek stockholder approval of the following Proposals:

1. To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of shares of Class A common stock, par value $0.001 per share (“Class A Common Stock”), authorized for issuance thereunder from 100,000,000 to 500,000,000 (the “Shares Proposal”); and

2. To approve an amendment to the Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent (“Written Consent Proposal”); and

3. To approve an amendment of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to (i) increase the number of shares available for grant of awards by 1,000,000 shares and (ii) to incorporate provisions for annual increases under the 2024 Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2034, equal to 15% of the total shares of our Class A common stock outstanding on the last day of the immediately preceding calendar year (the “Plan Proposal”); and

4. The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to establish a quorum and/or solicit additional proxies if there are insufficient votes to adopt Proposal One, Proposal Two or Proposal Three (the “Adjournment Proposal”).

Frequently Asked Questions About the Special Meeting and Voting

1.	Who is entitled to vote at the Special Meeting?

Holders of our Class A common stock, par value $0.001 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.001 per share (“Class B Common Stock” and with the Class A Common Stock, the “Common Stock”) as of December 31, 2025 (the “Record Date”) are entitled to receive the Notice of Special Meeting and to vote their shares at the Special Meeting.

Holders of Class A Common Stock as of the Record Date are entitled to one (1) vote per share on each matter that is submitted to stockholders for approval. Holders of Class B Common Stock as of the Record Date are entitled to ten (10) votes per share on each matter that is submitted to stockholders for approval. The holders of Class A Common Stock and Class B Common stock vote together as a single class.

2.	How many shares of Common Stock are “outstanding”?

As of the Record Date, there were [5,632,790] shares of Class A Common Stock and 370,822 shares of Class B Common Stock outstanding and entitled to be voted at the Special Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, ClearTrust LLC, you are the “stockholder of record” of those shares. This Notice of Special Meeting and Proxy Statement and any accompanying materials have been provided directly to you by CaliberCos Inc.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. This Notice of Special Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting. Absent instructions from you, under applicable regulatory requirements, your broker may not vote your shares on the Shares Proposal, Written Consent Proposal, Plan Proposal or the Adjournment Proposal.

4.	Are proxy materials available on the Internet?

Yes. We are providing our proxy materials using the full set delivery option pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition to delivery of proxy materials to stockholders, the Company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. Our proxy materials are available at www.cleartrustonline.com/cwd. You must have your 12-digit control code to enter the secure portal.

5.	How do I vote?

You may vote using any of the following methods:

On the Internet

The Company has established Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on January 29, 2026.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

The website for Internet voting is www.cleartrustonline.com/cwd. You must enter your 12-digit control code to navigate the secure portal. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

By Email

If you are a stockholder of record, you may vote by email to inbox@cleartrusttransfer.com. Have your proxy card and 12-digit control code.

By Telephone

If you are a stockholder of record, you may vote by calling 813-235-4490. Have your proxy card and 12-digit control code.

By Mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the proxy holders named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

ClearTrust, LLC - Proxy Agent

16540 Pointe Village Dr., Ste 210

Lutz, Florida 33558

Your vote is important. Please complete vote using one of the voting methods above to ensure that your vote is received timely.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	giving written notice to the Corporate Secretary of the Company;
•	delivering a valid, later-dated proxy by mail, or a later-dated vote on the Internet, by email, or by telephone in a timely manner; or
•	voting at the Special Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

All shares for which proxies have been properly submitted and not revoked will be voted at the Special Meeting.

7.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote “FOR” the approval of the Shares Proposal, “FOR” the approval of the Written Consent Proposal, “FOR” the approval of the Plan Proposal, and “FOR” the Adjournment Proposal. No other matters may be presented at the Special Meeting.

At the Special Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•	FOR the approval of the Shares Proposal; and
•	FOR the approval of the Written Consent Proposal; and
•	FOR the approval of the Plan Proposal; and
•	FOR the adjournment of the Special Meeting.

8.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Special Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with SEC no later than four business days following the Special Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. Brokers, banks, or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to proposals that are not “routine” but may vote their clients’ shares on “routine” proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. In these cases, the broker can register your shares as being present at the Special Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on the Adjournment Proposal, even without receiving voting instructions from you. However, your broker does not have discretionary authority to vote on the Shares Proposal, Written Consent Proposal and the Plan Proposal, in which case a broker non-vote will occur and your shares will not be voted on the Shares Proposal, Written Consent Proposal and the Plan Proposal.

Broker non-votes will have no effect on Proposal One, Proposal Two and Proposal Three. Because Proposal Four is considered to be routine, if you hold your shares in street name, your broker, bank or other agent may vote your shares on these proposals in its discretion, even if you do not provide voting instructions.

10.	What is a quorum for the Special Meeting?

The presence of the holders of shares of Common Stock representing 33-1/3% in voting power of the shares of the Company entitled to vote at the Special Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present for purposes of determining a quorum.

11.	What are the voting requirements to approve each of the proposals discussed in this Proxy Statement?

Shares Proposal

Approval of the Shares Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Shares Proposal. This proposal is a non-routine matter. If you own shares through a bank, broker or other holder of record, those shares may not be voted on this proposal by such bank, broker or other holder of record without instructions from you and a broker non-vote will occur. Broker non-votes and abstentions will be considered present for the purposes of determining the presence of a quorum. Abstentions will be counted as votes “against” the Shares Proposal and broker non-votes will have no effect on the vote for the Shares Proposal. It is therefore critical that you instruct your broker to cast your vote if you want it to count “for” approval of the Shares Proposal.

Written Consent Proposal

Approval of the Written Consent Proposal will require the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of Common Stock and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Written Consent Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the Written Consent Proposal a broker non-vote will occur.. Broker non-votes and abstentions will be counted as votes “against” the Written Consent Proposal and will be considered present for the purposes of determining the presence of a quorum. It is therefore critical that you instruct your broker to cast your vote if you want it to count “for” approval of the Written Consent Proposal.

Plan Proposal

Approval of the Plan Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Plan Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the Plan Proposal a broker non-vote will occur and no votes will be cast on your behalf. Abstentions will be counted as votes “against” the Plan Proposal and will be considered present for the purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum. It is therefore critical that you instruct your broker to cast your vote if you want it to count “for” approval of the Plan Proposal.

Adjournment Proposal

Approval of the Adjournment Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Adjournment Proposal. This proposal is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record even without instructions from you. Abstentions will be counted as votes “against” the Adjournment Proposal and will be considered present for the purposes of determining the presence of a quorum. Broker non-votes will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

12.	Could other matters be decided the Special Meeting?

Only the matters referred to in this Proxy Statement may be presented at the Special Meeting.

13.	Who will pay for the costs of the Special Meeting and this proxy solicitation?

The Company will pay the costs associated with the Special Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have not retained a soliciting agent to assist in the solicitation of proxies.

14.	Do the Executive Officers and Directors have any interest in the matters to be decided at this Special Meeting?

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Special Meeting. Please note that John C. Loeffler, II, our Chief Executive Officer (“Loeffler”), and Jennifer Schrader, our President (“Schrader”), through ownership of all the Company’s outstanding shares of Class B Common Stock, control a majority of the voting power of our outstanding common stock. Together, Loeffler and Schrader hold 370,822 shares of Class B common stock. Loeffler and Shrader are entitled to ten (10) votes per share on each matter that is submitted to stockholders for approval, equaling a total of 3,708,220 votes. Jointly, Loeffler and Jennifer hold 39.6% of the voting power.

15.	What is “Householding”?

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our Common Stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our Common Stock in your own name as a holder of record, “householding” will not apply to your shares.

PROPOSAL ONE

APPROVAL OF AN AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 100,000,000 SHARES OF CLASS A COMMON STOCK TO 500,000,000 SHARES OF CLASS A COMMON STOCK

The Board of Directors has unanimously adopted, and is submitting for stockholder approval, an amendment to the Certificate of Incorporation to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 100,000,000 shares of Class A Common Stock to 500,000,000 shares of Class A Common Stock (the “Shares Proposal”).

As of the date of this proxy statement, we were authorized under our Certificate of Incorporation to issue up to a total of 137,500,000 shares of capital stock, comprised of 100,000,000 shares of Class A Common Stock, 15,000,000 shares of Class B Common Stock, and 22,500,000 shares of preferred stock, par value $0.001 per share. Our Board of Directors believes that it is in the best interests of the Company and our stockholders to amend the Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock. Upon consultation with our management, our Board of Directors unanimously approved, and unanimously recommends for stockholder approval, the proposal to approve an amendment to the Certificate of Incorporation (the “Shares Amendment”), to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 100,000,000 shares to 500,000,000 shares, each share of Class A Common Stock having a par value of $0.001. The Shares Amendment does not affect the number of shares of Class B Common Stock or preferred stock authorized for issuance under the Certificate of Incorporation.

The form of the text of the Shares Amendment is set forth as Annex A to this proxy statement (subject to any changes required by applicable law). If the Shares Proposal is approved, as soon as practicable after the Special Meeting, we will file a Certificate of Amendment with the office of the Secretary of State of the State of Delaware to implement the increase in the authorized number of shares of Class A Common Stock. The Shares Amendment will become effective on the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

Purpose and Effect of the Shares Proposal

The Board of Directors believes that additional authorized shares of Class A Common Stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, in particular, raising capital, and enable the Company to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate working capital needs. The additional shares may be used for various purposes without further stockholder approval. The discretion of the Board of Directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require stockholders to approve such transaction.

As of the Record Date, there were [5,632,790] shares of our Class A Common Stock issued and outstanding and excludes as of that date:

•	144,236 shares of Class A Common Stock underlying the Series A Preferred Stock;
•	1,261,904 shares of Class A Common Stock underlying the Series AA Preferred Stock;
•	63,472 shares of Class A Common Stock underlying the Series B Preferred Stock;
•	139,647 shares of Class A Common Stock issuable upon exercise of outstanding stock options;
•	208,549 shares of Class A Common Stock issuable upon vesting of restricted stock units (“RSUs”);
•	129,040 shares of Class A Common Stock issuable upon exercise of outstanding warrants;
•	6,013shares of Class A Common Stock issuable upon conversion of outstanding convertible debt securities;
•	Shares of Class A Common Stock issuable pursuant to a $25 million Equity Purchase Agreement;
•	120,000 Rights to acquire up to 1.200 shares of our Class A Common Stock (see “Description of Securities” for further information regarding the Rights); and
•	4,372 shares of Class A Common Stock reserved for future issuance under our 2024 Equity Incentive Plan.

The additional Class A Common Stock to be authorized by approval of the Shares Amendment would have rights identical to the Company’s currently outstanding Class A Common Stock. Approval of the Shares Amendment and any future issuance of the Class A Common Stock would not affect the rights of the holders of the Company’s currently outstanding Class A Common Stock, except for effects incidental to increasing the number of shares of Class A Common Stock outstanding, such as dilution of the voting rights of current holders of Class A Common Stock. SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board of Directors has not proposed the Shares Amendment with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company under certain circumstances, such shares could have an anti-takeover effect.

The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board of Directors or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Shares Amendment is approved, the additional shares of authorized Class A Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Class A Common Stock , or the replacement or removal of the Board of Directors or management.

Additional Information

If stockholders approve this Proposal One, then we expect to file the Shares Amendment with the Delaware Secretary of State as soon as practicable. Upon filing of the Shares Amendment with the Delaware Secretary of State, Section 4.01 of our Certificate of Incorporation will be amended to read in its entirety as follows:

“Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 537,500,000 shares, divided into three classes as follows: (i) 500,000,000 shares of Class A common stock, par value $0.001 per share (“Class A Common Stock”); (ii) 15,000,000 shares of Class B common stock, par value $0.001 per share (“Class B Common Stock” and, together with Class A Common Stock, “Common Stock”); and (iii) 22,500,000 shares of preferred stock, par value $0.001 (“Preferred Stock”).”

However, even if stockholders approve the proposed Shares Amendment in this Proposal One, our Board of Directors retains discretion under Delaware law not to implement the proposed amendment to our Certificate of Incorporation. If our Board of Directors were to exercise such discretion, the number of authorized shares would remain at the current level until such time as stockholders were to approve an increase in authorized shares of Class A Common Stock in the future.

Vote Required for Approval of this Proposal and Recommendation

Approval of the Shares Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Shares Proposal. Broker non-votes and abstentions will be considered present for the purposes of determining the presence of a quorum. Abstentions will be counted as votes “against” the Shares Proposal and broker non-votes will have no effect on the vote for the Shares Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 100,000,000 SHARES TO 500,000,000 SHARES.

PROPOSAL TWO

AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT

The Board of Directors has adopted, and is submitting for stockholder approval, an amendment to the to the Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent (the “Written Consent Proposal”). The Board of Directors unanimously adopted a resolution to amend Section 7.01 of the Certificate of Incorporation, subject to stockholder approval, to permit our stockholders to take action by written consent where we have obtained the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted, as permitted by Section 228(a) of the DGCL, which we refer to herein as the “Written Consent Amendment.”

If the proposed Written Consent Amendment is approved, our Certificate of Incorporation would be amended by deleting Section 7.01 in its entirety and replacing such section in its entirety with the following:

“Section 7.01 Stockholder Action by Written Consent. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of corporate action taken without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.”

A copy of the Written Consent Amendment that we would file with the Secretary of State of the State of Delaware if the proposed Written Consent Proposal is approved is set forth in Annex B hereto.

Section 228(a) of the DGCL provides in pertinent part that “any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.” Section 7.01 of the Certificate of Incorporation currently provides that “any action required or permitted to be taken by the stockholders at a duly called annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the action that is the subject of the consent.”

The Board of Directors believes that the proposed Written Consent Amendment would be in the best interests of the Company and our stockholders because it will allow us, in situations where we can obtain the requisite consent in writing, to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a stockholder meeting for the purpose of approving the action. The Board of Directors believes that in such cases where stockholders representing the requisite number of votes necessary to authorize an action have already consented to a given action, the stockholder meeting becomes a formality that utilizes time and resources that are better spent on other corporate functions.

John C. Loeffler, II, our Chief Executive Officer (“Loeffler”), and Jennifer Schrader, our President (“Schrader”), through ownership of all the Company’s outstanding shares of Class B Common Stock, control a majority of the voting power of our outstanding common stock. Together, Loeffler and Schrader hold 370,822 shares of Class B common stock. Loeffler and Shrader are entitled to ten (10) votes per share on each matter that is submitted to stockholders for approval, equaling a total of 3,708,220 votes. Jointly, Loeffler and Jennifer hold 39.6% of the voting power.

The proposed Written Consent Amendment will become effective, after stockholder approval, upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. However, even if stockholders approve the proposed Written Consent Amendment, our Board of Directors retains discretion under Delaware law not to implement the Written Consent Amendment. If our Board of Directors were to exercise such discretion, the Section 7.01 of the Certificate of Incorporation would remain unchanged.

Vote Required for Approval of this Proposal and Recommendation

Approval of the Written Consent Proposal requires the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of Common Stock and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Broker non-votes and abstentions will be counted as votes “against” the Written Consent Proposal and will be considered present for the purposes of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE CALIBERCOS INC.

2024 EQUITY INCENTIVE PLAN

The Board of Directors has unanimously adopted, and is submitting for stockholder approval, an amendment to the CaliberCos Inc. 2024 Equity Incentive Plan (the “2024 Plan”, as amended by the Plan Amendment, the “Amended Plan”) to (i) increase the number of shares available for grant of awards by 1,000,000 shares, and (ii) to incorporate provisions for annual increases under the 2024 Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2034, equal to 15% of the total shares of our Class A Common Stock outstanding on the last day of the immediately preceding calendar year (the “Plan Amendment”).

The purpose of the Plan Amendment is to increase the number of shares of our Class A Common Stock authorized for issuance under the 2024 Plan to continue to meet our compensation goals for current and future years and to provide sufficient authorized shares available under the 2024 Plan. The Board of Directors believes that the success of the Company is largely dependent on its ability to attract, retain and motivate highly-qualified employees and non-employee directors, and that by continuing to offer them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract, retain and motivate such persons.

The 2024 Plan was approved by the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders. By its terms, the Company must obtain stockholder approval of any material amendment to the 2024 Plan to the extent necessary or desirable to comply with the rules of the NASDAQ, the Exchange Act, Section 422 of the Code, or other applicable law.

As of December 31, 2025, there were approximately 4,372 shares of Class A Common Stock remaining available for issuance under the 2024 Plan out of a total of 200,000 shares of Class A Common Stock reserved for issuance under the 2024 Plan. Accordingly, the Board of Directors has determined that there are not sufficient shares of Class A Common Stock available under the 2024 Plan to support the Company’s intended compensation programs over the next several years.

On December 9, 2025, subject to stockholder approval, the Board of Directors approved the Plan Amendment described in this Proposal Three, and the Board of Directors is now submitting the Plan Amendment attached to this Proxy Statement as Annex C for stockholder approval. As described more fully herein, we consider equity compensation to be a key component of our compensation structure.

The closing sale price of our Common Stock quoted on The Nasdaq Capital Market on [•], 2025, was $[•] per share.

Description of the Plan Amendment

The following is a summary of the Plan Amendment:

Section 4.1 of the 2024 Plan is amended to include an additional 1,000,000 shares of Class A Common Stock authorized for issuance under the 2024 Plan and to incorporate provisions for annual increases to the number of shares of Common Stock authorized for issuance under the 2024 Plan on the first day of each calendar year beginning on January 1, 2027 and ending on (and including) January 1, 2034, equal to 15% of the total shares of our Class A Common Stock outstanding on the last day of the immediately preceding calendar year. Notwithstanding the foregoing, the 2024 Plan administrator may act prior to January 1 of a given year to provide that there will be no increase for such year or that the increase for such year will be a lesser number of shares of Class A Common Stock than provided under such provision.

Description of the 2024 Plan

The following is a summary of the material terms of the 2024 Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the 2024 Plan, as modified by the Plan Amendment attached to this Proxy Statement as Annex C, and it assumes that this Proposal Three is approved.

General

The 2024 Plan provides for grants of stock options, stock appreciation rights (“SARs”), stock awards and restricted stock units (“RSUs”), all of which are sometimes referred to individually or collectively as Awards, to employees, consultants, non-employee directors of our company and its subsidiaries. Stock options may be either incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code, or non-qualified stock options (“NQSOs”).

Plan Administration; Amendment and Termination

The Board of Directors and/or one or more of its committees shall administer the 2024 Plan in accordance with applicable law, referred to as the Administrator. The Administrator may, amend, suspend or terminate any portion of the 2024 Plan for any reason, but must obtain stockholder consent for any material amendments to the 2024 Plan, or the consent of affected plan participants if any such action alters or impairs any obligations regarding Awards that have been granted. The 2024 Plan terminates in 2034. However, such termination will not affect Awards granted under the 2024 Plan prior to termination.

Reversion of Shares to the 2024 Plan

Any shares underlying an expired, forfeited or cancelled Award shall become available for future Awards under the 2024 Plan. Shares awarded and delivered under the 2024 Plan may be authorized but unissued, or reacquired shares.

Eligibility for Awards

Employees, consultants and non-employee directors of our company or its subsidiaries may be granted Awards under the 2024 Plan. The Administrator determines which individuals will receive Awards, as well as the number and composition of each Award. Awards under the 2024 Plan may consist of a single type or any combination of the types of Awards permissible under the 2024 Plan as determined by the Administrator, or by the full Board of Directors in the case of Awards to non-employee directors. These decisions may be based on various factors, including a participant’s duties and responsibilities, the value of the participant’s past services, his/her potential contributions to our success, and other factors.

Exercise Price Limitations

The Administrator will determine the exercise price for the shares underlying each Award on the date the Award is granted. The exercise price for shares under an ISO may not be less than 100% of fair market value on the date the Award is granted under Section 422 of the Internal Revenue Code, or the Code. Similarly, under the terms of the 2024 Plan, the exercise price for SARs and NQSOs may not be less than 100% of fair market value on the date of grant. There is no minimum exercise price prescribed for stock awards and restricted stock units awarded under the 2024 Plan.

No Material Amendments or Re-Pricing Without Stockholder Approval

Except for adjustments upon changes in capitalization, dissolution, merger or asset sale, the 2024 Plan prohibits our company from making any material amendments to the 2024 Plan or decreasing the exercise price or purchase price of any outstanding Award, including by means of cancellation or re-grant, without stockholder approval.

Award Exercise; Payment of Exercise Price

The Administrator will determine when Awards become exercisable. However, no Award may have a term longer than ten years from the date of grant unless otherwise approved by our stockholders, and no Award may be exercised after expiration of its term. Payment for any shares issued upon exercise of an Award shall be specified in each participant’s Award agreement, and may be made by cash, check or other means specified in the 2024 Plan.

Tax Withholding

We shall have the right to deduct or withhold or require a participant to remit to us an amount sufficient to satisfy federal, state, local and any applicable foreign taxes (including FICA obligations, if applicable) required to be withheld with respect to the grant, exercise or vesting of any Award.

Effect of Termination, Death, or Disability

If a participant’s employment, consulting arrangement, or service as a non-employee director terminates for any reason, the vesting of an Award generally will stop as of the effective termination date. Participants generally have three months from their termination date to exercise vested unexercised options and SARs before they expire. Longer post-termination exercise periods apply in the event the termination of employment or cessation of service results from death or disability. If a participant is dismissed for cause, the right to exercise shall terminate five business days following the participant’s receipt of written notice from us of the participant’s termination.

Non-Transferability of Awards

Unless otherwise determined by the Administrator, Awards granted under the 2024 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised by the participant only during the participant’s lifetime.

Stock Appreciation Rights

Under the 2024 Plan, SARs may be settled in shares or cash and must be granted with an exercise price not less than 100% of fair market value on the date of grant. Upon exercise of a SAR, a participant is entitled to receive cash or a number of shares equivalent in value to the difference between the fair market value on the exercise date and the exercise price of the SAR. For example, assume a participant is granted 100 SARs with an exercise price of $10 and assume the SARs are later exercised when the fair market value of the underlying shares is $20 per share. At exercise, the participant is entitled to receive 50 shares (($20 - $10) x 100) / $20], or $1,000 in cash (50 shares x $20).

Stock Awards

The 2024 Plan also permits the Company to grant stock awards. The Administrator has discretion to establish periods of restriction during which shares awarded remain subject to forfeiture or the Company’s right to repurchase if the participant’s employment terminates for any reason (including death or disability). Restrictions may be based on the passage of time, the achievement of specific performance objectives, or other measures as determined by the Administrator in its discretion. Stock Awards may be granted for past services with no restrictions. During periods of restriction, a participant has the right to vote his/her restricted stock and to receive distributions and dividends, if any, but may not sell or transfer any such shares.

Restricted Stock Units

The 2024 Plan also permits the Company to grant restricted stock units that are payable in Company shares or in cash. Each restricted stock unit is equivalent in value to one share of the Company’s common stock. Depending on the number of restricted stock units that become vested at the end of the performance period, the equivalent number of shares are payable to the participant, or the equivalent value in cash. The restricted stock units may vest upon the attainment of any combination of performance-based or time-based conditions.

Changes in Capitalization; Change of Control

The 2024 Plan provides for exercise price and quantity adjustments if we declare a stock dividend or stock split. Also, vesting or restriction periods may be accelerated if we merge with another entity that does not either assume the outstanding Awards or substitute equivalent Awards. In such case, vesting will be accelerated ten days prior to the consummation of the Change in Control and the Award will terminate and no longer be exercisable upon consummation. We have employment arrangements with certain executive officers that provide for accelerated vesting of stock options.

Participation in the 2024 Plan

Except as otherwise provided in the 2024 Plan, the grant of Awards is subject to the discretion of the Administrator. No determinations have been made with respect to future awards under the 2024 Plan.

U.S. Federal Income Tax Consequences

The following is a summary of U.S. federal income tax consequences associated with awards granted under the 2024 Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the 2024 Plan, nor does it cover state, local, or non-U.S. taxes, except as may be specifically noted. The 2024 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Option Grants

Options granted under the 2024 Plan may be either ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, which are not intended to meet those requirements. The Federal income tax treatment for NQSOs and ISOs is summarized below.

Non-Qualified Stock Options

No taxable income is recognized by an optionee upon the grant of an NQSO. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. Our company and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a non-employee director or consultant, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised NQSOs.

Incentive Stock Options

No taxable income is recognized by an optionee upon the grant of an ISO. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised, although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain at exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. We will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then the optionee will not recognize ordinary income and the entire gain will be taxes as long-term capital gain and we will not be entitled to a tax deduction.

Stock Appreciation Rights

No taxable income is recognized by an optionee upon the grant of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised. The amount of ordinary income will be fair market value of the shares received or the cash payment received. Our company and the participant are required to satisfy the applicable tax withholding requirements, unless the participant is a non-employee director, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to exercised SARs.

Stock Awards

The tax principles applicable to the issuance of shares under the 2024 Plan will be substantially the same as those summarized above for the exercise of non-qualified stock options in that they are both governed by Section 83 of the Internal Revenue Code. When shares are granted with no restrictions, the participant will have ordinary income equal to the difference between the fair market value of the shares on the grant date and the amount paid for the shares, if any. If shares are granted with restrictions, such income tax treatment applies on the date the restrictions lapse (the “vesting” date) based on the fair market value of the shares on the vesting date, unless the participant made an “83(b) election” within 30 days of the date of grant to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the participant will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. The Company will be entitled to an income tax deduction equal to the ordinary income recognized by the participant in the year in which the participant recognizes such income.

Restricted Stock Units

Generally, a plan participant who is granted restricted stock units will recognize ordinary income in the year payment occurs. The income recognized will generally be equal to the fair market value of the shares received or to the cash payment received. The Company will generally be entitled to an income tax deduction equal to the income recognized by the participant on the payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by us in connection with the exercise of both ISOs and NQSOs granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the “Section 162(m) $1 million limitation” per covered individual on the deductibility of the compensation paid to our executive officers.

Vote Required for Approval of this Proposal and Recommendation

Approval of the Plan Proposal requires the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Plan Proposal. Abstentions will be counted as votes “against” the Plan Proposal and will be considered present for purposes of determining a quorum. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on the Plan Proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on the Plan Proposal and will be considered present for purposes of determining a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CALIBERCOS INC. 2024 EQUITY INCENTIVE PLAN.

PROPOSAL FOUR

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE PROPOSALS

If at the Special Meeting, the number of votes represented by shares of capital stock entitled to vote present or represented by proxy and voting in favor of Proposals One, Two or Three is insufficient to approve the proposal or establish a quorum, our Board of Directors may move to adjourn the Special Meeting in order to enable our Board of Directors to continue to solicit additional proxies in favor of such proposal.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning or postponing the Special Meeting and any later adjournments, if necessary. If our stockholders approve the Adjournment Proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposals One, Two or Three including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal One, Proposal Two or Proposal Three have been received, we could adjourn or postpone the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Vote Required for Approval of this Proposal and Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Adjournment Proposal. Abstentions will be considered for determining a quorum and will be counted as votes “against” the Adjournment Proposal. Brokerage firms have authority to vote beneficial owners’ shares held by the firms in street name on Adjournment Proposal. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record even without instructions from you.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM AND/OR SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE PROPOSAL ONE, TWO OR THREE.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our shares as of the Record Date by:

•	each named executive officer;
•	each of our directors;
•	our directors and executive officers as a group; and
•	each person or entity known by us to own beneficially more than 5% of our Class A Common Stock and Class B Common Stock (by number or by voting power).

In accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on [5,632,790] shares of Class A Common Stock and 370,822 shares of Class B Common Stock outstanding as of the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of the Record Date. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o CaliberCos Inc. 8901 E. Mountain View Rd., Ste 150, Scottsdale, Arizona 85258.

	Shares Beneficially Owned (1)
	Class A Common Stock		Class B Common Stock		% Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(2)(3)
Named Executive Officers and Directors
Jennifer Schrader(4)	18,145	0.3%	185,485	50.0%	19.8%
John C. Loeffler, II(5)	19,445	0.3%	185,337	50.0%	19.8%
Roy Bade(6)	58,017	1.0%	-	-%	*
Jade Leung(7)	50,871	*	-	-%	*
Greg James(11)	11,724	*	-	-
William Gerber(8)	18,283	*	-	-%	*
Michael Trzupek(9)	18,186	*	-	-%	*
Daniel P. Hansen(10)	22,340	*	-	-%	*
Lawrence Taylor(13)	17,286	*	-	-%	*
Directors, Director Nominees and Executive Officers as a Group (9 Persons)(12)	234,297	4.2%	370,822	100.0%	41.6%
5% Beneficial Owners:
Donnie R. Schrader(14)	169,537	3.0%	-	-%	1.8%

*Indicates ownership of less than 1%

(1)	In computing the number of shares of Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Common Stock underlying restricted stock units or options held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Does not give effect to (i) the conversion of Class B Common Stock to Class A Common Stock, (ii) the conversion of convertible debt securities into Class A Common Stock, (iii) the conversion of Series A Preferred Stock into Class A Common Stock, (iv) the conversion of Series AA Preferred Stock into Class A Common Stock, (v) the conversion of Series B Preferred Stock into Class A Common Stock, or (vi) the vesting of any issued and outstanding stock options or restricted stock units outstanding as of the date hereof under either the 2017 Plan or the 2024 Plan and excludes shares of Class A Common Stock reserved for future issuance pursuant to outstanding awards under our 2024 Plan. None of the named executive officers and directors or Donnie Schrader beneficially own any convertible debt securities. In addition, no holder of convertible debt would become a beneficial owner of 5% or more of the Company’s Class A Common Stock should any such holder convert all convertible debt held by such holder within 60 days of the Record Date.
(3)	Percentage total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. Each holder of Class B Common Stock is entitled to ten votes per share of Class B Common Stock and each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock on all matters submitted to our stockholders for a vote. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B Common Stock is convertible at any time by the holder into shares of Class A Common Stock on a share-for-share basis.
(4)	Includes 16,838 fully vested restricted stock units (“RSUs”) and 1,307 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting. Class A Common Stock does not include shares of Class A Common Stock held by Jennifer Schrader’s spouse Donnie Schrader. Ms. Schrader disclaims beneficial ownership of all shares of Class A Common Stock held by Donnie Schrader, except to the extent of her pecuniary interest, if any, therein. See also footnote 14.
(5)	Includes 1,300 shares of Class A Common Stock, 16,838 fully vested RSUs, and 1,307 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting. Class B Common Stock includes 88,950 shares held in The C LO 2021 Irrevocable Trust under agreement of which Mr. Loeffler is trustee.
(6)	Includes 22,295 fully vested and exercisable stock options, 26,053 fully vested RSUs, 6,135 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting, and 3,534 shares of Class A Common Stock held by Wave Investments LLC of which Mr. Bade is the sole manager.
(7)	Includes 22,295 fully vested and exercisable stock options, 20,642 fully vested RSUs, and 7,934 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting.
(8)	Includes 651 shares of Class A Common Stock and 17,632 fully vested and exercisable stock options.
(9)	Includes 554 shares of Class A Common Stock and 17,632 fully vested and exercisable stock options.
(10)	Includes 5,452 shares of Class A Common Stock and 16,888 fully vested and exercisable stock options.
(11)	Includes 2,178 fully vested and exercisable stock options, 8,709 fully vested RSUs, 670 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting, and 167 stock options exercisable within 60 days of the Record Date.
(12)	Includes 115,973 fully vested stock options and options exercisable within 60 days of the Record Date and 17,353 RSUs vesting within 60 days of the Record Date.
(13)	Includes 400 shares of Class A Common Stock and 16,886 fully vested and exercisable stock options.
(14)	Based on information known to the Company and Mr. Schrader’s Form 3 filed May 15, 2023. Does not include Class A Common Stock or Class B Common Stock held by Donnie Schrader’s spouse Jennifer Schrader. Mr. Schrader disclaims beneficial ownership of all shares of Common Stock held by Jennifer Schrader, except to the extent of his pecuniary interest, if any, therein.

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2026 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to the Company’s Corporate Secretary, which must be received at our executive office on or before February 17, 2026 (unless the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2026 proxy solicitation materials or consideration at the 2026 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

To be eligible for consideration at the 2026 Annual Meeting of Stockholders, any proposal that is a proper subject for consideration which has not been submitted by the deadline for inclusion in the proxy statement (as set forth above) and any nomination for director must comply with the procedures specified in our Bylaws. These procedures require, among other things, that any such proposal or nomination be received by the Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the 2026 Annual Meeting of Stockholders, proposal must be received between April 3, 2026 and May 3, 2026. Any stockholder considering submitting a nominee or proposal for action at our 2026 Annual Meeting of Stockholders is directed to the Company’s Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company’s Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 2, 2025.

All submissions to, or requests of, the Corporate Secretary should be made to CaliberCos Inc., 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as an appendix to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document referenced herein or included as an appendix to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about any proposal by contacting us at the following address:

CaliberCos Inc.

Attn: Corporate Secretary

8901 E. Mountain View Rd., Ste. 150

Scottsdale, Arizona 85258.

STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Corporate Secretary, CaliberCos Inc., 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258, specifying whether the communication is directed to the entire Board of Directors or to a particular director. Your letter should indicate that you are a CaliberCos Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER MATTERS

As of the date of this proxy statement our Board of Directors does not intend to present at the Special Meeting any other matters than those described herein and does not know of any other matters that will be presented by other parties.

By order of the Board of Directors,

John C. Loeffler, II
Chairman and Chief Executive Officer

Dated: [●], 2026

ANNEX A

CERTIFICATE OF AMENDMENT

OF

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CALIBERCOS INC.

(a Delaware corporation)

CALIBERCOS INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:             The name of the Corporation is CaliberCos Inc. The Corporation was incorporated by filing its Certificate of Incorporation with the Delaware Secretary of State on June 7, 2018. On May 16, 2023, the Corporation filed a Third Amended and Restated Certificate of Incorporation, which was amended by a Certificate of Designation filed November 26, 2024, a Certificate of Designation filed March 5, 2025, Certificate of Amendment filed April 21, 2025, and Certificate of Designation filed September 11, 2025 (as amended, the “Certificate of Incorporation”).

SECOND:        Pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), Section 4.01 of Article IV of the Certificate of Incorporation is hereby amended and restated to read as follows:

“Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 537,500,000 shares, divided into three classes as follows: (i) 500,000,000 shares of Class A common stock, par value $0.001 per share (“Class A Common Stock”); (ii) 15,000,000 shares of Class B common stock, par value $0.001 per share (“Class B Common Stock” and, together with Class A Common Stock, “Common Stock”); and (iii) 22,500,000 shares of preferred stock, par value $0.001 (“Preferred Stock”).”

THIRD:           The foregoing amendment was duly adopted and approved by the board of directors and the stockholders of the Corporation pursuant to Section 242 of the DGCL.

FOURTH:       This Certificate of Amendment shall become effective on [●], 2026, at 12:01 a.m. Delaware time (the “Effective Time”).

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this ____ day of ____ 2026.

CALIBERCOS INC.

By:
John C. Loeffler II
Chief Executive Officer

ANNEX B

CERTIFICATE OF AMENDMENT

OF

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CALIBERCOS INC.

(a Delaware corporation)

CALIBERCOS INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:       The name of the Corporation is CaliberCos Inc. The Corporation was incorporated by filing its Certificate of Incorporation with the Delaware Secretary of State on June 7, 2018. On May 16, 2023, the Corporation filed a Third Amended and Restated Certificate of Incorporation, which was amended by a Certificate of Designation filed November 26, 2024, a Certificate of Designation filed March 5, 2025, Certificate of Amendment filed April 21, 2025, and Certificate of Designation filed September 11, 2025 (as amended, the “Certificate of Incorporation”).

SECOND:       Pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), Section 7.01 of Article IV of the Certificate of Incorporation is hereby amended and restated:

“Stockholder Action by Written Consent. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of corporate action taken without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.”

THIRD:           The foregoing amendments were duly adopted and approved by the board of directors and the stockholders of the Corporation pursuant to Section 242 of the DGCL.

FOURTH:       This Certificate of Amendment shall become effective on [●], 2026, at 12:01 a.m. Delaware time (the “Effective Time”).

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this ____ day of ____ 2026.

CALIBERCOS INC.

By:
John C. Loeffler II
Chief Executive Officer

ANNEX C

AMENDMENT TO THE

CALIBERCOS INC.

2024 EQUITY INCENTIVE PLAN

THIS AMENDMENT (the “Amendment”) to the CaliberCos Inc. 2024 Equity Incentive Plan (as amended from time to time, the “Plan”), is made and adopted by CaliberCos Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based awards;

WHEREAS, Sections 10.1 and 10.2 of the Plan provide that the Company’s board of directors (the “Board”) may amend the Plan from time to time, except that any amendment relating to adjustments upon changes in Common Stock must be approved by the stockholders of the Company;

WHEREAS, the Board now desires to amend the Plan to change the number of shares of Common Stock available for the grant of awards under the Plan and to provide for evergreen increases under the Plan in future years until the ten (10) year anniversary of the Plan, subject to the approval of the Company’s stockholders.

NOW, THEREFORE, BE IT RESOLVED, that, subject to the approval of the Company’s stockholders, the Plan shall be amended as set forth below:

1.       Section 4.1 of the Plan is hereby deleted and replaced in its entirety with the following:

4.1 Number of Shares. Subject to adjustment, as provided in Section 4.3, the total number of Shares available for grant under the Plan shall be one million two hundred (1,200,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise. Notwithstanding the foregoing, on the first day of each month commencing January 1, 2027, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the number of Shares eligible for Awards under the Plan will automatically increase in an amount equal to 15% of the total number of Shares outstanding as of December 31st of the preceding fiscal year.

FURTHER RESOLVED, that except as amended hereby, the Plan shall continue to read in the current state and is specifically ratified and reaffirmed.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company.

CALIBERCOS INC.

By:
Name:
Title: